UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

Dynasil Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	001-35011	22-1734088
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)	Identification No.)

313 Washington Street, Suite 403, Newton, MA 02458

(Address of principal executive offices)

(617)-668-6855

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	DYSL	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 1, 2019, the Board of Directors (the “Board”) of Dynasil Corporation of America, a Delaware corporation (the “Company”), upon the recommendation of the Special Committee of the Board consisting of independent directors, approved a transaction whereby the Company would effect a reverse/forward stock split of the Company’s shares of common stock, in conjunction with terminating the Company’s public company reporting obligations and delisting the Company’s common stock from the Nasdaq Capital Market, subject to obtaining the requisite approval of the Company’s stockholders at a Special Meeting of Stockholders to be held for that purpose, which is currently expected to occur in the summer of 2019.

Specifically, the Board recommended and approved a transaction whereby the Company would effect a 1-for-8,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”), followed immediately by a 8,000-for-1 forward stock split of the Company’s common stock (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Transaction”). Stockholders owning fewer than 8,000 shares of common stock at the effective time of the Transaction would receive $1.15 in cash, without interest, for each share of common stock held by them at the effective time of the Transaction, and thereafter they would no longer be stockholders of the Company. Stockholders owning 8,000 or more shares at the effective time of the Transaction (“Continuing Stockholders”) would not be entitled to receive any cash for their fractional share interests resulting from the Transaction, if any. The Forward Stock Split, which would immediately follow the Reverse Stock Split, would reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of the Company’s common stock held by such Continuing Stockholders immediately before the effective time of the Transaction. As a result of the Forward Stock Split, the total number of shares of the Company’s common stock held by a Continuing Stockholder would not change as a result of the Transaction. The Company estimates that approximately 1.4 million shares of the Company’s common stock (or less than 8% of the shares of common stock currently outstanding) would be cashed out in the Transaction and the aggregate cost to the Company of the Transaction would be approximately $1.6 million, plus transaction expenses, which are estimated to be approximately $650,000. The Company expects to fund such costs using cash-on-hand and borrowings available under its existing credit facilities.

The Transaction will be submitted to a vote of the Company’s stockholders at a Special Meeting of Stockholders to be called for that purpose. The Board has instructed the Company’s management to prepare and file a preliminary proxy statement with respect to the Transaction. Approval of the Transaction requires the affirmative vote of a majority of the shares cast (represented in person or by proxy) and entitled to vote at the Special Meeting of Stockholders. As of May 1, 2019, the Company’s directors and executive officers owned approximately 37% of the issued and outstanding shares of the Company’s common stock and are expected to vote “FOR” the transaction. The terms and contemplated timeline of the Transaction, including the manner of determining the fair value for fractional share interests to be cashed out in the Transaction, will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 filed by the Company outlining the Transaction. The Transaction may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as it is part of a plan to terminate the registration of (or “deregister”) the Company’s common stock under Section 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the SEC under Section 13(a) thereunder, and to delist the Company’s common stock from the Nasdaq Capital Market.

If consummated, the Reverse Stock Split and Forward Stock Split would apply directly only to record holders of the Company’s common stock. Persons who hold shares of the Company’s common stock in “street name” are encouraged to contact their bank, broker or other nominee for information on how the Transaction may affect any shares of the Company’s common stock held for their account.

The Board may abandon the Transaction at any time prior to the filing and effectiveness of the applicable amendments to the Company’s certificate of incorporation, even after stockholder approval, if the Board determines in its business judgment that the Transaction is no longer in the best interests of the Company or its stockholders.

On May 2, 2019, the Company issued a press release and letter to employees announcing the Transaction. The press release and letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release announcing Dynasil Corporation of America’s Board of Directors Approval of Plan to Terminate Registration of Common Stock, dated May 2, 2019.

99.2	Letter to Company Employees, dated May 2, 2019.

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO DYNASIL CORPORATION OF AMERICA, 313 WASHINGTON STREET, SUITE 403 NEWTON, MASSACHUSETTS 02458, ATTENTION: SECRETARY.

Dynasil and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information concerning such participants is set forth in the proxy statement for Dynasil’s 2019 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on January 10, 2019. To the extent that holdings of Dynasil’s securities have changed since the amounts printed in Dynasil’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement to be filed by Dynasil with the SEC in connection with the Transaction.

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the Transaction, the number of shares of the Company’s common stock that are expected to be cashed out in the Transaction and the timing and stockholder approval of the Transaction. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Transaction are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the Transaction, SEC regulatory review of the Company’s filings related to the Transaction, and the continuing determination of the Board of Directors and Special Committee that the Transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNASIL CORPORATION OF AMERICA

Date: May 2, 2019	By:	/s/ Peter Sulick
	Name:	Peter Sulick
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing Dynasil Corporation of America’s Board of Directors Approval of Plan to Terminate Registration of Common Stock, dated May 2, 2019.

99.2	Letter to Company Employees, dated May 2, 2019.